                                                                   EX-99. (d)(1)

                                   SCHEDULE A

                          WELLS FARGO FUNDS MANAGEMENT
                          INVESTMENT ADVISORY AGREEMENT

                             WELLS FARGO FUNDS TRUST

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
1. Aggressive Allocation Fund                                                0.25*

2. Asia Pacific Fund                                            First 500M   1.10
                                                                Next 500M    1.05
                                                                Next 2B      1.00
                                                                Next 2B      0.975
                                                                Over 5B      0.95

3. Asset Allocation Fund                                        First 500M   0.65
                                                                Next 500M    0.60
                                                                Next 2B      0.55
                                                                Next 2B      0.525
                                                                Over 5B      0.50

4. Balanced Fund/1/                                             First 500M   0.65
                                                                Next 500M    0.60
                                                                Next 2B      0.55
                                                                Next 2B      0.525
                                                                Over 5B      0.50

5. California Limited-Term Tax-Free Fund                        First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

6. California Tax-Free Fund                                     First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

7. California Tax-Free Money Market Fund                        First 1B     0.30
                                                                Next 4B      0.275
                                                                Over 5B      0.25

8. California Tax-Free Money Market Trust                                    0.00

9. Capital Growth Fund                                          First 500M   0.70
                                                                Next 500M    0.65
                                                                Next 2B      0.60
                                                                Next 2B      0.575
                                                                Over 5B      0.55

----------
/1/ On November 7, 2007, the Board of Trustees approved the merger of the Balanced Fund into the Asset Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
10. Cash Investment Money Market Fund                                        0.10

11. Colorado Tax-Free Fund                                      First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

12. Common Stock Fund                                           First 500M   0.75
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

13. Conservative Allocation Fund                                             0.25*

14. Corporate Bond Fund/2/                                      First 500M   0.45
                                                                Next 500M    0.40
                                                                Next 2B      0.35
                                                                Next 2B      0.325
                                                                Over 5B      0.30

15. C&B Mid Cap Value Fund                                      First 500M   0.75
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

16. C&B Large Cap Value Fund/3/                                 First 500M   0.75**
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

17. Discovery Fund                                              First 500M   0.75
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

18. Diversified Bond Fund                                                    0.25*

19. Diversified Equity Fund                                                  0.25*

20. Diversified Small Cap Fund                                               0.25*

----------
/2/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/3/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the C&B Large Cap Value Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
21. Dividend Income Fund/4/                                     First 500M   0.70
                                                                Next 500M    0.65
                                                                Next 2B      0.60
                                                                Next 2B      0.575
                                                                Over 5B      0.55

22. Emerging Growth Fund/5/                                     First 500M   0.90**
                                                                Next 500M    0.85
                                                                Next 2B      0.80
                                                                Next 2B      0.775
                                                                Over 5B      0.75

23. Emerging Markets Focus Fund/6/                              First 500M   1.10
                                                                Next 500M    1.05
                                                                Next 2B      1.00
                                                                Next 2B      0.975
                                                                Over 5B      0.95

24. Endeavor Large Cap Fund/7/                                  First 500M   0.70
                                                                Next 500M    0.65
                                                                Next 2B      0.60
                                                                Next 2B      0.575
                                                                Over 5B      0.55

25. Endeavor Select Fund                                        First 500M   0.70
                                                                Next 500M    0.65
                                                                Next 2B      0.60
                                                                Next 2B      0.575
                                                                Over 5B      0.55

26. Enterprise Fund                                             First 500M   0.75
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

27. Equity Income Fund/8/                                       First 500M   0.75**
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

----------
/4/ On November 7, 2007, the Board of Trustees approved a sub-adviser change to the Dividend Income Fund. Subject to shareholder approval of a new sub-advisory agreement, the Fund will be renamed as the Large Company Value Fund, which is expected to occur before the end of the second quarter of 2008.

/5/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Emerging Growth Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.

/6/ On November 7, 2007, the Board of Trustees approved the name change of the Emerging Markets Focus Fund to the Emerging Markets Equity Fund, effective February 1, 2008.

/7/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/8/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Equity Income Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
28. Equity Index Fund/9/                                        First 1B     0.10
                                                                Next 4B      0.075
                                                                Over 5B      0.05

29. Equity Value Fund/10/                                       First 500M   0.75**
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

30. Government Money Market Fund                                             0.10

31. Government Securities Fund                                  First 500M   0.45
                                                                Next 500M    0.40
                                                                Next 2B      0.35
                                                                Next 2B      0.325
                                                                Over 5B      0.30

32. Growth Balanced Fund                                                     0.25*

33. Growth Equity Fund                                                       0.25*

34. Growth Fund                                                 First 500M   0.75
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

35. Growth and Income Fund/11/                                  First 500M   0.70
                                                                Next 500M    0.65
                                                                Next 2B      0.60
                                                                Next 2B      0.575
                                                                Over 5B      0.55

36. Heritage Money Market Fund                                               0.10

37. High Income Fund                                            First 500M   0.55
                                                                Next 500M    0.50
                                                                Next 2B      0.45
                                                                Next 2B      0.425
                                                                Over 5B      0.40

38. High Yield Bond Fund/12/                                    First 500M   0.55
                                                                Next 500M    0.50
                                                                Next 2B      0.45
                                                                Next 2B      0.425
                                                                Over 5B      0.40

----------
/9/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/10/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Equity Value Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

/11/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. Subject to shareholder approval of the fund merger, the name of the Growth and Income Fund will change to the Large Company Core Fund before the end of the third quarter of 2008.

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
39. Income Plus Fund                                            First 500M   0.55
                                                                Next 500M    0.50
                                                                Next 2B      0.45
                                                                Next 2B      0.425
                                                                Over 5B      0.40

40. Index Fund                                                  First 1B     0.10**
                                                                Next 4B      0.075
                                                                Over 5B      0.05

41. Inflation-Protected Bond Fund                               First 500M   0.45**
                                                                Next 500M    0.40
                                                                Next 2B      0.35
                                                                Next 2B      0.325
                                                                Over 5B      0.30

42. Intermediate Government Income Fund/13/                     First 500M   0.45
                                                                Next 500M    0.40
                                                                Next 2B      0.35
                                                                Next 2B      0.325
                                                                Over 5B      0.30

43. Intermediate Tax-Free Fund/14/                              First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

44. International Core Fund                                     First 500M   0.95
                                                                Next 500M    0.90
                                                                Next 2B      0.85
                                                                Next 2B      0.825
                                                                Over 5B      0.80

45. International Equity Fund                                   First 500M   0.95
                                                                Next 500M    0.90
                                                                Next 2B      0.85
                                                                Next 2B      0.825
                                                                Over 5B      0.80

46. International Value Fund                                    First 500M   0.95**
                                                                Next 500M    0.90
                                                                Next 2B      0.85
                                                                Next 2B      0.825
                                                                Over 5B      0.80

----------
/12/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/13/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/14/ On November 7, 2007, the Board of Trustees approved the name change of the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
47. Large Cap Appreciation Fund/15/                             First 500M   0.70**
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

48. Large Cap Growth Fund                                       First 500M   0.70
                                                                Next 500M    0.65
                                                                Next 2B      0.60
                                                                Next 2B      0.575
                                                                Over 5B      0.55

49. Large Company Core Fund/16/                                 First 500M   0.70
                                                                Next 500M    0.65
                                                                Next 2B      0.60
                                                                Next 2B      0.575
                                                                Over 5B      0.55

50. Large Company Growth Fund/17/                               First 500M   0.75**
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

51. Life Stage - Aggressive Portfolio/18/                                    0.00

52. Life Stage - Conservative Portfolio/19/                                  0.00

53. Life Stage - Moderate Portfolio/20/                                      0.00

54. Managed Account CoreBuilder Shares Series G/21/                          0.00

55. Managed Account CoreBuilder Shares Series M/21/                          0.00

----------
/15/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Large Cap Appreciation Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

/16/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/17/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Large Company Growth Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

/18/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Aggressive Portfolio into the Aggressive Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/19/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Conservative Portfolio into the Moderate Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/20/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Moderate Portfolio into the Growth Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/21/ On November 7, 2007, the Board of Trustees approved the establishment of the Wells Fargo Managed Account CoreBuilder Shares Series G and the Wells Fargo Managed Account CoreBuilder Shares Series M, which are expected to commence operations on or about February 29, 2008.

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
56. Mid Cap Disciplined Fund                                    First 500M   0.75
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

57. Mid Cap Growth Fund                                         First 500M   0.75
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

58. Minnesota Money Market Fund                                 First 1B     0.30
                                                                Next 4B      0.275
                                                                Over 5B      0.25

59. Minnesota Tax-Free Fund                                     First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

60. Moderate Balanced Fund                                                   0.25*

61. Money Market Fund                                           First 1B     0.30
                                                                Next 4B      0.275
                                                                Over 5B      0.25

62. Money Market Trust                                                       0.00

63. Municipal Bond Fund                                         First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

64. Municipal Money Market Fund                                 First 1B     0.30
                                                                Next 4B      0.275
                                                                Over 5B      0.25

65. National Limited-Term Tax-Free Fund/22/                     First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

66. National Tax-Free Fund/23/                                  First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

----------
/22/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/23/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
67. National Tax-Free Money Market Fund                                      0.10

68. National Tax-Free Money Market Trust                                     0.00

69. Nebraska Tax-Free Fund/24/                                  First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

70. Opportunity Fund                                            First 500M   0.75
                                                                Next 500M    0.70
                                                                Next 2B      0.65
                                                                Next 2B      0.625
                                                                Over 5B      0.60

71. Overland Express Sweep Fund                                 First 1B     0.30
                                                                Next 4B      0.275
                                                                Over 5B      0.25

72. Overseas Fund/25/                                           First 500M   0.95
                                                                Next 500M    0.90
                                                                Next 2B      0.85
                                                                Next 2B      0.825
                                                                Over 5B      0.80

73. Prime Investment Money Market Fund                                       0.10

74. Short Duration Government Bond Fund                         First 500M   0.45
                                                                Next 500M    0.40
                                                                Next 2B      0.35
                                                                Next 2B      0.325
                                                                Over 5B      0.30

75. Short-Term Bond Fund                                        First 500M   0.45
                                                                Next 500M    0.40
                                                                Next 2B      0.35
                                                                Next 2B      0.325
                                                                Over 5B      0.30

76. Short-Term High Yield Bond Fund                             First 500M   0.55
                                                                Next 500M    0.50
                                                                Next 2B      0.45
                                                                Next 2B      0.425
                                                                Over 5B      0.40

----------
/24/ On November 7, 2007, the Board of Trustees approved the liquidation of the Nebraska Tax-Free Fund. The liquidation is expected to occur on or about January 25, 2008.

/25/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
77. Short-Term Municipal Bond Fund                              First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

78. Small Cap Disciplined Fund/26/                              First 500M   0.90
                                                                Next 500M    0.85
                                                                Next 2B      0.80
                                                                Next 2B      0.775
                                                                Over 5B      0.75

79. Small Cap Growth Fund/27/                                   First 500M   0.90
                                                                Next 500M    0.85
                                                                Next 2B      0.80
                                                                Next 2B      0.775
                                                                Over 5B      0.75

80. Small Cap Opportunities Fund/28/                            First 500M   0.90
                                                                Next 500M    0.85
                                                                Next 2B      0.80
                                                                Next 2B      0.775
                                                                Over 5B      0.75

81. Small Cap Value Fund/29/                                    First 500M   0.90
                                                                Next 500M    0.85
                                                                Next 2B      0.80
                                                                Next 2B      0.775
                                                                Over 5B      0.75

82. Small Company Growth Fund/30/                               First 500M   0.90**
                                                                Next 500M    0.85
                                                                Next 2B      0.80
                                                                Next 2B      0.775
                                                                Over 5B      0.75

----------
/26/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Cap Disciplined Fund. Effective March 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.

/27/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Cap Growth Fund. Effective March 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.

/28/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Cap Opportunities Fund. Effective March 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.

/29/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Cap Value Fund. Effective March 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.

/30/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Company Growth Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
83. Small Company Value Fund/31/                                First 500M   0.90**
                                                                Next 500M    0.85
                                                                Next 2B      0.80
                                                                Next 2B      0.775
                                                                Over 5B      0.75

84. Small/Mid Cap Value Fund/32/                                First 500M   0.90
                                                                Next 500M    0.85
                                                                Next 2B      0.80
                                                                Next 2B      0.775
                                                                Over 5B      0.75

85. Specialized Financial Services Fund                         First 500M   0.95
                                                                Next 500M    0.90
                                                                Next 2B      0.85
                                                                Next 2B      0.825
                                                                Over 5B      0.80

86. Specialized Health Sciences Fund/33/                        First 500M   0.95
                                                                Next 500M    0.90
                                                                Next 2B      0.85
                                                                Next 2B      0.825
                                                                Over 5B      0.80

87. Specialized Technology Fund                                 First 500M   1.05
                                                                Next 500M    1.00
                                                                Next 2B      0.95
                                                                Next 2B      0.925
                                                                Over 5B      0.90

88. Stable Income Fund                                          First 500M   0.45**
                                                                Next 500M    0.40
                                                                Next 2B      0.35
                                                                Next 2B      0.325
                                                                Over 5B      0.30

89. Strategic Income Fund                                       First 500M   0.55
                                                                Next 500M    0.50
                                                                Next 2B      0.45
                                                                Next 2B      0.425
                                                                Over 5B      0.40

----------
/31/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Company Value Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.

/32/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small/Mid Cap Value Fund. Effective March 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.

/33/ On November 7, 2007, the Board of Trustees approved the liquidation of the Specialized Health Sciences Fund. The liquidation is expected to occur on or about January 25, 2008.

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
90. Strategic Small Cap Value Fund/34/                          First 500M   0.90**
                                                                Next 500M    0.85
                                                                Next 2B      0.80
                                                                Next 2B      0.775
                                                                Over 5B      0.75

91. Target Today Fund                                                        0.25*

92. Target 2010 Fund                                                         0.25*

93. Target 2015 Fund                                                         0.25*

94. Target 2020 Fund                                                         0.25*

95. Target 2025 Fund                                                         0.25*

96. Target 2030 Fund                                                         0.25*

97. Target 2035 Fund                                                         0.25*

98. Target 2040 Fund                                                         0.25*

99. Target 2045 Fund                                                         0.25*

100. Target 2050 Fund                                                        0.25*

101. Total Return Bond Fund                                     First 500M   0.45**
                                                                Next 500M    0.40
                                                                Next 2B      0.35
                                                                Next 2B      0.325
                                                                Over 5B      0.30

102. Treasury Plus Money Market Fund                                         0.10

103. Ultra-Short Duration Bond Fund/35/                         First 500M   0.45
                                                                Next 500M    0.40
                                                                Next 2B      0.35
                                                                Next 2B      0.325
                                                                Over 5B      0.30

104. Ultra Short-Term Income Fund                               First 500M   0.45
                                                                Next 500M    0.40
                                                                Next 2B      0.35
                                                                Next 2B      0.325
                                                                Over 5B      0.30

----------
/34/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Strategic Small Cap Value Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.

/35/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

FUNDS                                                  FEE AS % OF AVG. DAILY NET ASSET VALUE
---------------------------------------------------------------------------------------------
105. Ultra Short-Term Municipal Income Fund                     First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

106. U.S. Value Fund                                            First 500M   0.70
                                                                Next 500M    0.65
                                                                Next 2B      0.60
                                                                Next 2B      0.575
                                                                Over 5B      0.55

107. Value Fund/36/                                             First 500M   0.70
                                                                Next 500M    0.65
                                                                Next 2B      0.60
                                                                Next 2B      0.575
                                                                Over 5B      0.55

108. WealthBuilder Conservative Allocation Portfolio            First 1B     0.20
                                                                Next 4B      0.175
                                                                Over 5B      0.15

109. WealthBuilder Equity Portfolio                             First 1B     0.20
                                                                Next 4B      0.175
                                                                Over 5B      0.15

110. WealthBuilder Growth Allocation Portfolio                  First 1B     0.20
                                                                Next 4B      0.175
                                                                Over 5B      0.15

111. WealthBuilder Growth Balanced Portfolio                    First 1B     0.20
                                                                Next 4B      0.175
                                                                Over 5B      0.15

112. WealthBuilder Moderate Balanced Portfolio                  First 1B     0.20
                                                                Next 4B      0.175
                                                                Over 5B      0.15

113. WealthBuilder Tactical Equity Portfolio                    First 1B     0.20
                                                                Next 4B      0.175
                                                                Over 5B      0.15

114. Wisconsin Tax-Free Fund                                    First 500M   0.40
                                                                Next 500M    0.35
                                                                Next 2B      0.30
                                                                Next 2B      0.275
                                                                Over 5B      0.25

115. 100% Treasury Money Market Fund                            First 1B     0.30
                                                                Next 4B      0.275
                                                                Over 5B      0.25

----------
/36/ On November 7, 2007, the Board of Trustees approved the merger of the Value
     Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

Most recent annual approval by the Board of Trustees: March 30, 2007 Schedule A amended: December 1, 2007

* If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.

** Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.

     The foregoing fee schedule is agreed to as of December 1, 2007 and shall remain in effect until changed in writing by the parties.

                                     WELLS FARGO FUNDS TRUST


                                     By:
                                         ---------------------------------------
                                         C. David Messman
                                         Secretary

                                     WELLS FARGO FUNDS MANAGEMENT, LLC


                                     By:
                                         ---------------------------------------
                                         Andrew Owen
                                         Executive Vice President